UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: June 18, 2008
Date of earliest event reported: April 2, 2008
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

11 West 42nd Street, New York, New York	10036

(Address of principal executive offices)	(Zip Code)
(212) 827-8000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     Martha Stewart Living Omnimedia, Inc. (the “Company”) reported in a Current Report on Form 8-K on April 8, 2008 (the “Initial 8-K”) the completion of the acquisition of the businesses owned and operated by Emeril Lagasse and certain affiliated parties, except for Emeril Lagasse’s restaurant-related business and foundation, for an aggregate initial purchase price of $50 million, plus a possible additional payment by the Company of up to $20 million. The primary assets acquired were the licensing relationships and television library of chef Emeril Lagasse, which were previously held by Emeril’s Food of Love Productions, LLC. Although the Company did not acquire the equity interests of Emeril’s Food of Love Productions, LLC, the Company has presented the historical financial statements of Emeril’s Food of Love Productions in this Current Report on Form 8-K/A to reflect the general financial scope of the assets acquired. The acquisition also included the domain name emerils.com. The value of emerils.com as well as all of the our assets acquired were included as part of the purchase price allocation.
     This Amendment No. 1 on Form 8-K/A is being filed to amend the Initial 8-K to include the financial statements and pro forma financial information referred to in Items 9.01(a) and (b) below. At the time of the filing of the Initial 8-K, it was impractical for the Company to provide these financial statements and pro forma financial information. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial 8-K to include the previously omitted information.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired

The audited financial statements of Emeril’s Food of Love Productions, LLC as of and for the years ended December 31, 2007 and 2006 and the unaudited interim financial statements of Emeril’s Food of Love Productions, LLC as of March 31, 2008 and for the three months ended March 31, 2008 and 2007, are filed with this report as Exhibit 99.1 and incorporated in their entirety into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008, and the unaudited pro forma condensed consolidated statements of earnings for the year ended December 31, 2007 and for the three months ended March 31, 2008, are filed with this report as Exhibit 99.2 and incorporated in their entirety into this Item 9.01(b) by reference. The pro forma consolidated financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of the Company’s acquisition of certain assets from Emeril Lagasse on the financial position and results of operation of the Company and is presented for information purposes only. The pro forma consolidated financial information should not be construed to be indicative of the Company’s future results of operations or financial position.

(c)	Exhibits

99.1	The audited financial statements of Emeril’s Food of Love Productions, LLC as of and for the years ended December 31, 2007 and 2006 and the unaudited interim financial statements of Emeril’s Food of Love Productions, LLC as of March 31, 2008 and for the three months ended March 31, 2008 and 2007.

99.2	The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008, and the unaudited pro forma condensed consolidated statements of earnings for the year ended December 31, 2007 and for the three months ended March 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.
Dated: June 18, 2008	By:	/s/ Howard Hochhauser
Howard Hochhauser
Chief Financial Officer

EXHIBIT INDEX

99.1	The audited financial statements of Emeril’s Food of Love Productions, LLC as of and for the years ended December 31, 2007 and 2006 and the unaudited interim financial statements of Emeril’s Food of Love Productions, LLC as of March 31, 2008 and for the three months ended March 31, 2008 and 2007.

99.2	The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008, and the unaudited pro forma condensed consolidated statements of earnings for the year ended December 31, 2007 and for the three months ended March 31, 2008.